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                                   MAS FUNDS

Supplement dated March 16, 1998 to the MAS Funds' Institutional Class Prospectus
                             dated January 31, 1998


This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

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         Page 18 of the Prospectus is hereby amended to include David P. Chu as a member of the Portfolio Management Team of the Mid Cap Growth Portfolio.

         Page 61 of the Prospectus is hereby amended to include the following description of David P. Chu's business experience during the last five years:

David P. Chu, Vice President, Morgan Stanley, joined MAS in 1998. He served as Senior Equity Analyst from 1992 to 1997 and as Co-Portfolio Manager in 1997 for NationsBank and its subsidiary, TradeStreet Investment Associates. He assumed responsibility for the Mid Cap Growth Portfolio in 1998.

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         The Portfolio Management section beginning on page 60 of the Prospectus is hereby amended to reflect the following title changes for these Portfolio
Managers:

William B. Gerlach, Princial, Morgan Stanley

James J. Jolinger, Principal, Morgan Stanley

Horacio A. Valeiras, Managing Director, Morgan Stanley

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         The following portion of the Trustees and Officers section on page 65 of the Prospectus is hereby amended to read:

Joseph J. Kearns, Trustee; investment consultant; Chief Investment Officer, the
J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, the Ford Family Foundation.



                       PLEASE RETAIN FOR FUTURE REFERENCE